VOTING AGREEMENT

THIS VOTING AGREEMENT (this "**Agreement**") is made and entered into as of June 29, 2012 by and between Blackwater Midstream Holdings LLC, a Delaware limited liability company ("**Parent**"), and the undersigned stockholder (the "**Stockholder**") of Blackwater Midstream Corp., a Nevada corporation (the "**Company**").

A. Parent, the Company and Blackwater Acquisition Sub Inc., a Nevada close corporation and an indirect wholly-owned subsidiary of Parent ("**Merger Sub**"), have entered into an Agreement and Plan of Merger (the "**Merger Agreement**") dated as of June 29, 2012, which provides for the merger (the "**Merger**") of Merger Sub with and into the Company with the Company surviving and pursuant to which all outstanding capital stock of the Company will be cancelled and converted into the right to receive the consideration set forth in the Merger Agreement.

B. As of the date of this Agreement, the Stockholder is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "**Exchange Act**")) of such number of shares of Company Common Stock as is indicated on Exhibit A to this Agreement.

C. In consideration of the execution of the Merger Agreement by Parent, the Stockholder (in his capacity as such) has agreed to vote the Shares (as defined below) and such other shares of capital stock of the Company over which the Stockholder has or will acquire voting power, so as to facilitate consummation of the Merger. In addition, the Stockholder understands and acknowledges that the Company and Parent are entitled to rely on (i) the truth and accuracy of such Stockholder's representations contained herein and (ii) such Stockholder's performance of his obligations set forth herein.

NOW, THEREFORE, intending to be legally bound hereby, in consideration of the premises and the covenants and agreements set forth in the Merger Agreement and in this Agreement, and other good and valuable consideration, the parties hereto hereby agree as follows:

1. Certain Definitions. Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Merger Agreement. For all purposes of and under this Agreement, the following terms shall have the following respective meanings:

1.1 "**Beneficially Own**" or "**Beneficial Ownership**" or "**Beneficially Owned,**" with respect to any securities, means having "beneficial ownership" of such securities as determined pursuant to Rule 13d-3 under the Exchange Act, including pursuant to any Contract. A "**Beneficial Owner**" is a Person who Beneficially Owns securities.

1.2 "**Expiration Date**" shall mean the earlier to occur of (i) such date and time as the Merger Agreement shall have been validly terminated pursuant to its terms, (ii) such date and time as the Merger shall become effective in accordance with the terms and conditions set forth in the Merger Agreement or (iii) one business day prior to the fifteenth anniversary hereof unless extended, in accordance with applicable law, prior to such anniversary, in writing signed by all the parties.

1.3 **"Shares"** shall mean: (i) all shares of Company Common Stock (including all options, warrants, and other rights to acquire shares of Company Common Stock) Beneficially Owned by the Stockholder as of the date of this Agreement, and (ii) all additional shares of Company Common Stock (including all options, warrants, and other rights to acquire shares of Company Common Stock) of which the Stockholder acquires Beneficial Ownership during the period commencing with the execution and delivery of this Agreement until the Expiration Date.

1.4 A Person shall be deemed to have effected a **"Transfer"** of a security if such person directly or indirectly (i) sells, pledges, encumbers, grants an option with respect to, transfers or otherwise disposes of such security or any interest therein, or (ii) enters into an agreement or commitment providing for the sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such security or any interest therein.

2. Transfer of Shares.

2.1 No Transfer of Shares. The Stockholder hereby agrees that, at all times during the period commencing with the execution and delivery of this Agreement until the Expiration Date, such Stockholder shall not cause or permit any Transfer of any of the Shares to be effected, or discuss, negotiate or make any offer regarding any Transfer of any of the Shares.

2.2 No Transfer of Voting Rights. The Stockholder hereby agrees that, at all times commencing with the execution and delivery of this Agreement until the Expiration Date, such Stockholder shall not deposit, or permit the deposit of, any Shares in a voting trust, grant any proxy in respect of the Shares, or enter into any voting agreement or similar Contract to vote or give instructions with respect to the Shares (other than this Agreement and the Proxy) in contravention of the obligations of such Stockholder (including in any manner inconsistent with Section 4) under this Agreement with respect to any of the Shares.

3. Agreement to Vote Shares.

3.1 Until the Expiration Date, at every meeting of the Company's stockholders called, and at every adjournment or postponement thereof, and on every action or approval by written consent of the Company's stockholders with respect to any such meeting, the Stockholder shall vote (to the extent not voted by the person(s) appointed under the Proxy) the Shares:

(a) in favor of: (i) the adoption of the Merger Agreement (as it may be amended from time to time), (ii) each of the actions contemplated by the Merger Agreement in respect of which approval of the Company's stockholders is requested, and (iii) any matter that would reasonably be expected to facilitate the Merger; and

(b) against any of the following actions (other than those actions that relate to the Merger and any other transactions contemplated by the Merger Agreement): (i) the approval of any proposal made in opposition to, or in competition with, the Merger or any other transactions contemplated by the Merger Agreement, (ii) any Alternative Proposal, and (iii) any other action that is intended, or would reasonably be expected to, impede, interfere with, delay,

postpone, discourage or adversely affect the Merger or any other transaction contemplated by the Merger Agreement.

3.2 In the event that a meeting of the holders of shares of Company Common Stock is held, the Stockholder shall, or shall cause the holder of record on any applicable record date to, appear at such meeting or otherwise cause the Shares to be counted as present thereat for purposes of establishing a quorum.

4. Irrevocable Proxy. Concurrently with the execution of this Agreement, the Stockholder shall deliver to Parent a duly executed proxy in the form attached hereto as Exhibit B with respect to the Shares (the "**Proxy**"), which Proxy is coupled with an interest, and, until the Expiration Date, shall be irrevocable to the fullest extent permitted by applicably Law, with respect to each and every meeting of the stockholders of the Company or action or approval by written resolution or consent of stockholders of the Company with respect to the matters contemplated by Section 3 covering the total number of Shares in respect of which such Stockholder is entitled to vote at any such meeting or in connection with any such written consent. Upon the execution of this Agreement, (i) the Stockholder hereby revokes any and all prior proxies (other than the Proxy) given by such Stockholder with respect to the subject matter contemplated by Section 3, and (ii) such Stockholder agrees to not grant any subsequent proxies with respect to such subject matter, or enter into any agreement or understanding with any Person to vote or give instructions with respect to the Shares in any manner inconsistent with the terms of Section 4, until after the Expiration Date.

5. No Ownership Interest; Directors and Officers. Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of, or with respect to, any Shares. All rights, ownership and economic benefits of and relating to the Shares shall remain vested in and belong to the Stockholder, as applicable, and this Agreement shall not confer any right, power or authority upon Parent or any other Person to direct any Stockholder in the performance of any of such Stockholder's duties or responsibilities as an officer or director, as the case may be, of the Company (it being understood that this Agreement shall apply to each such Stockholder solely in his capacity as a holder of shares of Company Common Stock and options to purchase shares of Company Common Stock).

6. Representations and Warranties of the Stockholder. The Stockholder, for and on behalf of himself, hereby represents and warrants to Parent that:

6.1 Power; Binding Agreement. The Stockholder has full power, capacity and authority to execute and deliver this Agreement and the Proxy, to perform the Stockholder's obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by the Stockholder of this Agreement, the performance by the Stockholder of its obligations hereunder and the consummation by the Stockholder of the transactions contemplated hereby have been duly and validly authorized by all necessary action, if any, on the part of the Stockholder and no other actions or proceedings on the part of the Stockholder are necessary to authorize the execution and delivery by it of this Agreement or the Proxy, the performance by the Stockholder of its obligations hereunder or thereunder or the consummation by the Stockholder of the transactions contemplated hereby or thereby. This Agreement and the Proxy have been duly executed and delivered by the Stockholder, and,

assuming this Agreement constitutes a valid and binding obligation of Parent, constitute a valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with their terms except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or similar Laws now or hereafter in effect relating to creditors' rights generally and subject to general principles of equity.

6.2 No Conflicts. No filing with, and no permit, authorization, consent, or approval of, any Governmental Entity, and, if the Stockholder is married, no consent of the Stockholder's spouse is necessary under any "community property" or other laws is necessary for the execution by the Stockholder of this Agreement and the Proxy, the performance by the Stockholder of his obligations hereunder and thereunder and the consummation by the Stockholder of the transactions contemplated hereby and thereby. None of the execution and delivery by the Stockholder of this Agreement or the Proxy, the performance by the Stockholder of his obligations hereunder or thereunder or the consummation by the Stockholder of the transactions contemplated hereby or thereby will (i) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any Contract or obligation of any kind to which the Stockholder is a party or by which the Stockholder or any of the Stockholder's properties or assets may be bound, or (ii) violate any legal requirements applicable to the Stockholder or any of the Stockholder's properties or assets, except for such conflicts, breaches, violations or defaults that would not, individually or in the aggregate, prevent or delay consummation, or be reasonably likely to prevent or delay, the Merger and the transactions contemplated by the Merger Agreement and this Agreement or otherwise prevent or delay, or be reasonably likely to prevent or delay, the Stockholder from performing his obligations under this Agreement.

6.3 Ownership of Shares. As of the date of this Agreement, the Stockholder (i) is the Beneficial Owner of the shares of Company Common Stock (including all options, warrants, and other rights to acquire shares of Company Common Stock) set forth in Exhibit A of this Agreement and (ii) does not own, beneficially or otherwise, any shares of Company Common Stock (including all options, warrants, and other rights to acquire shares of Company Common Stock), other than as set forth in Exhibit A of this Agreement. The Shares are and will be at all times up until the Expiration Date free and clear of any Liens, pledges, options, rights of first refusal, co-sale rights, agreements, limitations on the Stockholder's voting rights and other encumbrances of any nature that would adversely affect the Merger or the exercise or fulfillment of the rights and obligations of the Company under the Merger Agreement or of the parties to this Agreement.

6.4 Voting Power. The Stockholder has sole voting power, sole power of disposition, sole power to issue instructions with respect to the matters set forth herein, and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Shares, with no limitations, qualifications or restrictions on such rights, subject to applicable federal securities laws and the terms of this Agreement.

6.5 No Finder's Fees. No broker, investment banker, financial advisor or other person is entitled to any broker's, finder's, financial adviser's or other similar fee or

commission in connection with the transactions contemplated by the Merger Agreement or this Agreement based upon arrangements made by or on behalf of the Stockholder.

6.6 No Solicitation; Notification. Until the Expiration Date, the Stockholder, solely in his capacity as a stockholder of the Company, shall not, and shall not authorize, or encourage any Representative or Affiliate of such Person, directly or indirectly, to take any action that would, or would reasonably be expected to, result in the violation by the Company of Section 5.3 of the Merger Agreement; provided, that, nothing herein shall prevent the Stockholder from taking any action solely in his capacity as an officer or director, as the case may be, of the Company in the exercise of his fiduciary duties with respect to an Alternative Proposal or Superior Proposal in compliance with the terms of the Merger Agreement. Without limiting the generality of the foregoing, the Stockholder acknowledges and hereby agrees that any violation of the restrictions set forth in this Section 6 by the Stockholder or any of his Representatives or Affiliates shall be deemed to be a breach of this Agreement by the Stockholder. The Stockholder shall not enter into any letter of intent or similar document or any Contract contemplating or otherwise relating to an Alternative Proposal unless and until this Agreement is terminated pursuant to its terms.

7. Disclosure. Subject to reasonable prior notice and approval, the Stockholder shall permit and hereby authorizes Parent to publish and disclose in all documents and schedules filed with the SEC, and any press release or other disclosure document that Parent determines to be necessary or desirable in connection with the Merger and any transactions related thereto, including, without limitation, the Stockholder's identity and ownership of Shares and the nature of the Stockholder's commitments, arrangements and understandings under this Agreement.

8. Consent and Waiver. The Stockholder hereby irrevocably grants any and all consents or waivers that are reasonably required for the consummation of the Merger under the terms of any agreement or instrument to which the Stockholder is a party or subject or in respect of any rights the Stockholder may have in connection with the Merger or the other transactions provided for in the Merger Agreement (whether such rights exist under the certificate of incorporation or bylaws of the Company, any Contract to which the Company is a party or by which it is, or any of its assets are, bound under statutory or common law or otherwise). Without limiting the generality or effect of the foregoing, the Stockholder hereby waives, in his capacity as a stockholder of the Company, any and all rights to contest or object to the execution and delivery of the Merger Agreement, the Company Board of Directors' actions in approving and recommending the Merger, the consummation of the Merger and the other transactions provided for in the Merger Agreement, or to seek damages or other legal or equitable relief in connection therewith; and the Stockholder agrees not to exercise any rights of appraisal or any dissenters' rights that the Stockholder may have (whether under applicably Law or otherwise) or could potentially have or acquire in connection with the Merger.

9. Further Assurances. Subject to the terms and conditions of this Agreement, the Stockholder shall use commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary to fulfill the Stockholder's obligations under this Agreement. The Stockholder, in his capacity as a holder of Shares, shall at all times publicly support the Merger and other transactions contemplated by the Merger Agreement.

10. Termination. This Agreement and the Proxy shall terminate and shall have no further force or effect as of the Expiration Date. Notwithstanding the foregoing, nothing set forth in this Section 10 or elsewhere in this Agreement shall relieve either party hereto from any liability, or otherwise limit the liability of either party hereto, for any breach of this Agreement.

11. Miscellaneous.

11.1 Waiver. At any time and from time to time prior to the Effective Time, any party or parties hereto may, to the extent legally allowed and except as otherwise set forth herein, (a) extend the time for the performance of any of the obligations or other acts of the other party or parties hereto, as applicable, (b) waive any inaccuracies in the representations and warranties made to such party or parties hereto contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions for the benefit of such party or parties hereto contained herein. Any agreement on the part of a party or parties hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party or parties, as applicable. Any delay in exercising any right under this Agreement shall not constitute a waiver of such right.

11.2 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any legal requirement, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

11.3 Binding Effect; Assignment. This Agreement and all of the terms and provisions hereof shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of any Stockholder may be assigned to any other Person without the prior written consent of Parent.

11.4 Amendments. This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by each of the parties hereto.

11.5 Specific Performance; Injunctive Relief. The parties hereto acknowledge that Parent shall be irreparably harmed and that there shall be no adequate remedy at law for a violation of any of the covenants or agreements of Stockholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to Parent upon any such violation, Parent shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Parent at law or in equity.

11.6 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Nevada irrespective of conflict of law principles.

11.7 Submission to Jurisdiction. In any action or proceeding between any of the parties arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement, each of the parties hereto: (a) irrevocably and unconditionally consents and submits, for itself and its property, to the exclusive jurisdiction and venue of any federal or state court located in Clark County, Nevada; (b) agrees that all claims in respect of such action or proceeding must be commenced, and may be heard and determined, exclusively in any federal or state court located in Clark County, Nevada; (c) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding in any federal or state court located in Clark County, Nevada; and (d) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any federal or state court located in Clark County, Nevada. Each of the parties hereto agrees that a final judgment in any such action or proceeding and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 11.11. Nothing in this Agreement shall affect the right of any party to this Agreement to serve process in any other manner permitted by law.

11.8 WAIVER OF JURY TRIAL. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH PARTY MAKES THIS WAIVER VOLUNTARILY AND (D) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.8.

11.9 Rules of Construction. The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any legal requirement providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

11.10 Entire Agreement. This Agreement and the other agreements referred to in this Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof.

11.11 Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made if and when delivered personally or by overnight courier to the parties at the following addresses or sent by

electronic transmission, with confirmation received, to the telecopy numbers specified below (or at such other address or telecopy number for a party as shall be specified by like notice):

If to Parent or Merger Sub:

c/o ArcLight Capital Partners, LLC
200 Clarendon Street, 55th Floor
Boston, MA 02117
Fax: (617) 867-4698
Attention: General Counsel

with a copy (which shall not constitute notice) to:

Baker Botts L.L.P.
98 San Jacinto Blvd., Suite 1500
Austin, TX 78701
Fax: (512) 322-8377
Attention: Laura L. Tyson

If to the Company:

Blackwater Midstream Corp
660 LaBauve Drive
Westwego, LA 70094
Fax: (504) 340-9406
Attention: Michael Suder

If to any Stockholder:

To the address for such Stockholder set forth on Exhibit A.

Any such notice or communication shall be deemed to have been delivered and received (i) in the case of personal delivery, on the date of such delivery, (ii) in the case of facsimile, on the date sent if confirmation of receipt is received and such notice is also promptly mailed by registered or certified mail (return receipt requested), (iii) in the case of a nationally-recognized overnight courier in circumstances under which such courier guarantees next Business Day delivery, on the next Business Day after the date when sent and (iv) in the case of mailing, on the third (3rd) Business Day following that on which the piece of mail containing such communication is posted.

11.12 Headings. The section headings set forth in this Agreement are for convenience of reference only and shall not affect the construction or interpretation of this Agreement in any manner.

11.13 No Third Party Beneficiaries. This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

11.14 Interpretation.

(a) Whenever the words "include," "includes" or "including" are used in this Agreement they shall be deemed to be followed by the words "without limitation." As used in this Agreement, the term "affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under the Exchange Act.

(b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

(c) The article and section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties hereto and shall not in any way affect the meaning or interpretation of this Agreement.

11.15 Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring the expenses.

11.16 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first written above.

BLACKWATER MIDSTREAM HOLDINGS LLC

By: X [signature]
Name: Daniel R. Revers
Title: President

STOCKHOLDER

Tracy (P.o.J. Tracy)

Signature Page to Voting Agreement

STOCKHOLDER

____

William Gore

STOCKHOLDER

William Daniel Weidner III

William Daniel Weidner III

STOCKHOLDER

Signature Page to Voting Agreement

STOCKHOLDER

DALE CHATAGNIER

Signature Page to Voting Agreement

STOCKHOLDER

____

DONALD ST-PIERRE

STOCKHOLDER

[signature]

STOCKHOLDER

____
Michael D. Suder

EXHIBIT A

SCHEDULE OF OWNERSHIP

Name	Shares	Address
Philip Oliver Tracy	3,125,000	5 Iverleith Avenue South Edinburgh, Scotland EH3 5QA United Kingdom
Michael D. Suder	3,033,569	Blackwater Midstream Corp 660 LaBauve Drive Westwego, LA 70094
Dale T. Chatagnier	1,507,828	Blackwater Midstream Corp 660 LaBauve Drive Westwego, LA 70094
Francis A. Marrocco	1,493,828	Blackwater Midstream Corp 660 LaBauve Drive Westwego, LA 70094
William Daniel Weidner III	1,429,500	5458 Dayna Court New Orleans, LA 70125
William Gore	930,750	Pointwell Mill, Pointwell Lane Coggeshall, Essex CO6 1RH United Kingdom
Donald St. Pierre	779,890	Blackwater Midstream Corp 660 LaBauve Drive Westwego, LA 70094
Herbert N. Whitney	472,709	6638 East 105th Street Tulsa, OK 74133

EXHIBIT B

IRREVOCABLE PROXY

The undersigned stockholder ("**Stockholder**") of Blackwater Midstream Corp., a Nevada corporation (the "**Company**"), hereby irrevocably (to the fullest extent permitted by law) appoints [____________________] the [____________________] of Blackwater Midstream Holdings LLC, a Delaware limited liability company (the "**Parent**"), acting by and through any person designated by the Parent ("**Proxy Holder**"), as the sole and exclusive attorney and proxy of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of Company Common Stock that now are or hereafter may be Beneficially Owned by the undersigned, and any and all other shares or securities of the Company issued or issuable to Stockholder on or after the date hereof (collectively, the "**Shares**") in accordance with the terms of this Irrevocable Proxy until the Expiration Date. Upon Stockholder's execution of this Irrevocable Proxy, any and all prior proxies given by Stockholder with respect to any Shares are hereby revoked and Stockholder agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date.

This Irrevocable Proxy is irrevocable to the fullest extent permitted by law, is coupled with an interest and is granted pursuant to that certain Voting Agreement of even date herewith by and among Parent and Stockholder (the "**Voting Agreement**"), and is granted in consideration of Parent entering into that certain Agreement and Plan of Merger of even date herewith (the "**Merger Agreement**"), among ArcLight Acquisition Sub Inc., a Nevada corporation and a direct wholly-owned subsidiary of Parent ("**Merger Sub**"), Parent, and the Company. The Merger Agreement provides for, among other things, the merger of Merger Sub with and into the Company, pursuant to which all outstanding shares of capital stock of the Company will be converted into the right to receive the consideration set forth in the Merger Agreement. Unless otherwise defined herein, all capitalized terms shall have the meanings ascribed to them in the Voting Agreement.

The Proxy Holder is hereby authorized and empowered by Stockholder, at any time prior to the Expiration Date, to act as the undersigned's attorney and proxy to vote the Shares, and to exercise all voting, consent and similar rights of Stockholder with respect to the Shares (including, without limitation, the power to execute and deliver written consents) at every annual, special, adjourned or postponed meeting of stockholders of the Company and in every written consent of the Company's stockholders: (i) in favor of the adoption of the Merger Agreement (as it may be amended from time to time) and any matter that would reasonably be expected to facilitate the Merger; and (ii) against any of the following actions (other than those actions that relate to the Merger and any other transactions contemplated by the Merger Agreement): (a) the approval of any proposal made in opposition to, or in competition with, the Merger or any other transactions contemplated by the Merger Agreement, (b) any Alternative Proposal, and (c) any other action that is intended, or would reasonably be expected to, impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any other transaction contemplated by the Merger Agreement.

The Proxy Holder may not exercise this Irrevocable Proxy on any other matter except as provided herein. Stockholder may vote the Shares on all other matters.

Any obligation of Stockholder hereunder shall be binding upon the successors and assigns of Stockholder.

This Irrevocable Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date.

Dated: June 29, 2012

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have caused this Irrevocable Proxy to be duly executed as of the date first written above.

STOCKHOLDER

____